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                                                                    Exhibit (10)


                CONSENT OF INDEPENDENT AUDITORS




We consent to the reference to our firm under the captions "Financial Highlights" in the Prospectus and "Auditors" in the Statement of Additional Information and to the incorporation by reference of our report on UBS S&P 500 Index Fund dated July 15, 2003 in this Registration Statement (Form N-1A No. 333-27917) of UBS Index Trust.




                                     ERNST & YOUNG LLP


New York, New York
August 18, 2003